UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) December 30, 2005


                    American Water Star, Inc.
     (Exact name of registrant as specified in its charter)


       Nevada               001-32220            87 - 0636498

   (State or other       (Commission File       (IRS Employer
   jurisdiction of           Number)         Identification No.)
   incorporation)


       4560 SOUTH DECATUR BOULEVARD                 89103
                 SUITE 301
             LAS VEGAS, NEVADA

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (702) 740-7036


 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 3.02.  Unregistered Sales of Equity Securities.

     On December 30, 2005, we sold 33,333,333 shares of our common stock in a private transaction. The consideration paid for the shares was $.03 per share, or an aggregate of $1,000,000, which amount constituted all of the principal under four non-interest bearing promissory notes of the registrant's wholly-owned subsidiary, New Age Packaging, Inc., in favor of our president, Roger Mohlman, consisting of the following:

     Date of Note       Principal Amount       Maturity Date

       05/13/04             $250,000             05/13/05
       06/16/04             $250,000             06/16/05
       07/08/04             $150,000             07/08/05
       12/21/04             $350,000             12/21/05

     We issued and sold such shares of our common stock pursuant to certain exemptions from registration provided by (i) Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended, as this transaction did not involve a public offering of our securities and (ii) Section 3(a)(11) of the Securities Act of 1933, as amended, as we offered and sold our shares only to Mr. Mohlman, a person resident within the state of Nevada, where we are incorporated and doing business.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: January 4, 2006


                                   AMERICAN WATER STAR, INC.


                                   By: /s/ Roger Mohlman
                                   Name:   Roger Mohlman
                                   Title:  President and
                                           Chief Executive Officer